UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 9, 2017, Walker & Dunlop, LLC (the “Borrower”), the operating subsidiary of Walker & Dunlop, Inc. (the “Company”), entered into an Eighth Amendment to Mortgage Warehousing Credit and Security Agreement (the “Amendment”), by and among the Borrower, the various financial institutions and other parties thereto (the “Lenders”), and TD Bank, N.A., as administrative agent for itself and the other Lenders (in such capacity, the “Credit Agent”). The Amendment amends that certain Mortgage Warehousing Credit and Security Agreement, dated as of September 24, 2014, between the Borrower, the Lenders and the Credit Agent (as amended) to, among other things, provide an additional $400,000,000 of temporary credit availability from August 15, 2017 through January 30, 2018.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Credit Agent and its affiliates have various relationships with the Company and its affiliates involving the provision of financial services, including another credit facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Eighth Amendment to Warehousing Credit and Security Agreement, dated as of August 9, 2017, by and between Walker & Dunlop, LLC, as Borrower, the various financial institutions and other parties thereto, as Lenders, and TD Bank, as Credit Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC.
(Registrant)

Date: August 9, 2017	By:	/s/ Richard M. Lucas
Name: Richard M. Lucas
Title: Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Eighth Amendment to Warehousing Credit and Security Agreement, dated as of August 9, 2017, by and between Walker & Dunlop, LLC, as Borrower, the various financial institutions and other parties thereto, as Lenders, and TD Bank, as Credit Agent.